SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

SALEM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐
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4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

May 1, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”), scheduled to be held on Wednesday, June 12, 2002 at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for Salem. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

On behalf of the board of directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON
Chairman of the Board

EDWARD G. ATSINGER III
President and Chief Executive Officer

If you have any questions concerning the Proxy Statement or the accompanying proxy card or if you need any help in voting your stock, please telephone Jonathan L. Block of Salem at (805) 987-0400.

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2002

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”) will be held on Wednesday, June 12, 2002 at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, at 10:00 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

1.	To elect eight persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of Salem’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on Friday, April 19, 2002, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate box on the proxy card enclosed.

By	order of the board of directors

JO	NATHAN L. BLOCK
Corporate Secretary

Camarillo, California
May 1, 2002

YOUR VOTE IS IMPORTANT
TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY
CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “board” or the “board of directors”) of Salem Communications Corporation, a Delaware corporation (“Salem” or the “company”), of proxies for use at the 2002 Annual Meeting of Stockholders of the company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the company are being asked to consider and to vote upon the election of the eight directors nominated by the company’s board of directors to serve until the annual meeting of stockholders to be held in the year 2003. For information regarding the proposal regarding the election of directors, see the section of this Proxy Statement entitled “ELECTION OF DIRECTORS.” Shares represented by properly executed proxies received by the company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such proxy card for such directors as the holder of such shares is entitled to vote. Although management does not know of any matter other than the election of directors to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the company is 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012, and its telephone number is (805) 987-0400. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is May 1, 2002.

Record Date and Voting

Only stockholders of record on Friday, April 19, 2002 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 17,910,567 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”), of the company (the Class A common stock and the

Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the company’s Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two “Independent Directors.” The two Independent Directors shall be elected by a plurality of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining six directors will be elected by a plurality of the votes of the shares of Class A and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled “ELECTION OF DIRECTORS.”

The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

Solicitation

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the company. Following the mailing of this Proxy Statement, directors, officers and other employees of the company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the company for their reasonable charges and expenses in connection therewith.

Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the Securities and Exchange Commission permits a single set of such documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the company’s stockholders whose shares are registered in the name of the bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and one Proxy Statement will be mailed to an address at which two or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, such stockholder should telephone toll-free 1-800-542-1061. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of the Proxy Statement or Annual Report for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the company at the address or telephone number listed on page 20 of this Proxy Statement.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

The following table sets forth certain information as of March 22, 2002, except where otherwise indicated, with respect to the directors of the company.

Each of the directors of the company serves a one-year term and all directors are subject to re-election at each annual meeting of stockholders.

Name of Director	Age	First Became Director of Company	Position Held with the Company
Stuart W. Epperson	65	1986	Chairman of the Board
Edward G. Atsinger III	62	1986	President, Chief Executive Officer and Director
David Davenport	51	2001	Director
Eric H. Halvorson	52	1988	Director
Roland S. Hinz	62	1997	Director
Donald P. Hodel	66	1999	Director
Paul Pressler	71	2002	Director
Richard A. Riddle	57	1997	Director

Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years.

Mr. Epperson has been Chairman of Salem since its inception. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. In addition, he is a member of the board of directors of the National Religious Broadcasters. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger’s sister.

Mr. Atsinger has been President, Chief Executive Officer and a director of Salem since its inception. He has been engaged in the ownership and operation of radio stations since 1969 and is a member of the board of directors of the National Religious Broadcasters. Mr. Atsinger is the brother-in-law of Mr. Epperson.

Mr. Davenport has been a director of Salem since November 2001. Mr. Davenport is a research fellow at the Hoover Institution and has served in that position since August 2001. Mr. Davenport was the Chief Executive Officer of Starwire Corporation, a software service company formerly known as Christianity.com, from June 2000 to June 2001. Mr. Davenport served as President of Pepperdine University from 1985 to 2000 and from 1980 through 1985; he also served as a Professor of Law, General Counsel, and Executive Vice President of the university. Mr. Davenport currently serves on the governing and advisory boards of Pepperdine University, Pepperdine University School of Public Policy, Hope Network Ministries, Forest Lawn Memorial Parks Association and National Legal Center for the Public Interest. He also serves on advisory boards of Clark/Bardes, Inc. and Starwire Corporation.

Mr. Halvorson has been a director of Salem since 1988. Mr. Halvorson is currently a Visiting Professor at Pepperdine University. Mr. Halvorson was Chief Operating Officer of Salem from 1995 to 2000 and Executive Vice President of the company from 1991 to 2000. From 1991 to 2000, Mr. Halvorson also served as General Counsel to the company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of Salem.

From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973. Mr. Halvorson is a member of the board of directors of Media Arts Group, Inc.

Mr. Hinz has been a director of Salem since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1982. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio station KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California which were acquired from Salem in August 2000 and December 2001, respectively, as described in the section entitled “RELATED PARTY TRANSACTIONS.” He is active in a number of non-profit organizations and serves as Chairman of the Fund Development Committee of English Language Institute China. Mr. Hinz also serves on the board of directors of the Association of Community Education, Inc. a not-for-profit corporation operating radio station KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California. Mr. Hinz also serves on the boards of directors of Gordon Conwell Theological Seminary, Truth for Life, and Lake Avenue Congregational Church.

Mr. Hodel has been a director of Salem since May 1999. Mr. Hodel is a founder and has been the Managing Director of Summit Group International, Ltd., an energy and natural resources consulting firm, since 1989. He has served as Vice Chairman of Texon Corporation, an oil and natural gas marketing company, since 1994. Mr. Hodel served as President of the Christian Coalition from June 1997 to January 1999 and as Executive Vice President of Focus on the Family from January 1996 to August 1996. Mr. Hodel currently serves on the boards of directors of Integrated Electrical Services, Inc. and Eagle Publishing, Inc. and has previously served on the boards of a number of stock exchange listed companies. During the Reagan Administration, Mr. Hodel served as Secretary of Energy and Secretary of the Interior.

Mr. Riddle has been a director of Salem since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to manufacturing companies. Since 1991 he has been the President of Richray Industries, a holding company for various manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when the company was sold. He also was Chief Operating Officer and majority stockholder of Richter Manufacturing Corp. from 1970 to 1987.

Judge Pressler has been a director of Salem since March 2002. From 1958 to 1970, he was associated with the law firm of Vinson & Elkins. A retired justice of the Texas Court of Appeals, Judge Pressler also served as District Judge from 1970 to 1978 and was appointed Justice of the Texas Court of Appeals in 1978, serving until 1992. Judge Pressler is a board member of the Free Market Foundation and KHCB Network, a non-profit corporation which owns Christian radio stations in Texas and Louisiana, and a board member of National Religious Broadcasters. He has been an active leader in the Southern Baptist Convention. Additionally, he is a member of the Texas Philosophical Society, the General Counsel of the Baptist World Alliance, and the State Republican Executive Committee of Texas. Since 2000, Judge Pressler has been a partner in the law firm of Woodfill & Pressler, a director of Revelation, Inc., and has been in private mediation practice for several years, as well.

Committees of the Board of Directors

The company’s board of directors has a standing Audit Committee and Compensation Committee. The company does not have a separate nominating committee because such functions are performed by the entire board of directors.

The Audit Committee met once each quarter in 2001. The Audit Committee currently consists of Messrs. Riddle (Chairman), Halvorson and Hodel. The Audit Committee’s responsibilities are generally to assist the board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the company and its subsidiaries. The Audit Committee also, among other things, oversees the company’s financial reporting process, recommends to the board of directors the engagement of the company’s independent auditors, monitors and reviews the quality, activities and functions of its independent auditors, and monitors the adequacy of the company’s operating and internal controls as reported by management and internal auditors. The board of directors has approved and adopted a revised written charter for the Audit Committee. This revised charter has been attached as Appendix A to this Proxy Statement.

All members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers, Inc.’s listing standards, except Eric H. Halvorson. The company’s board of directors determined that the addition of Mr. Halvorson to the Audit Committee as of November 15, 2001 was required in the best interests of the company and its stockholders because of his extensive industry and professional expertise. Mr. Halvorson formerly served with the company in several offices, culminating in his service as its Chief Operating Officer for five years, resigning from the position in 2000. He currently serves as a consultant to the company for which services he was paid approximately $50,000 during 2001 (for further information regarding his consulting agreement with the company, see “RELATED PARTY TRANSACTIONS—Agreement with Eric H. Halvorson”). Mr. Halvorson was also a C.P.A. with a public accounting firm earlier in his career. The board of directors determined that the appointment of Mr. Halvorson to the Audit Committee complies with the requirements of NASD Rule 4350(d)(2)(B) regarding the appointment of one non-independent director to the Audit Committee in exceptional and limited circumstances.

The Compensation Committee held two meetings in 2001. In the future, the Compensation Committee expects to meet annually and additional times as are necessary or advisable to achieve the purposes of the committee. The Compensation Committee currently consists of Messrs. Hinz (Chairman), Davenport and Riddle. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the company’s senior officers and employees and to recommend to the board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the company’s 1999 Stock Incentive Plan. In 2001, the Compensation Committee assumed the duties of Stock Option Committee to make grants of stock options under the company’s 1999 Stock Incentive Plan to non-executive employees of the company.

All of the directors serving on the Audit Committee and the Compensation Committee are directors who are not employees of the company.

Meetings of the Board of Directors

There were five meetings of the board of directors in 2001. During 2001, each of the company’s incumbent directors attended at least 75% of the meetings of the board of directors and committees of the board of directors on which he served during such period.

Compensation of Directors

Directors’ Fees.    Officers of Salem who also serve as directors do not receive compensation for their services as directors other than the compensation they receive as officers of Salem. Directors of Salem who are not also officers or employees of Salem received $2,500 for attending each regular or special meeting of the board of directors for the first half of 2001 and $3,750 for attending each regular or special meeting of the board of directors in the second half of 2001 and $500 for attending each regular or special meeting of any committee established by the board of directors. Directors of Salem are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at board and board committee meetings.

Stock Option Grants.    Directors of Salem who are not also officers or employees of Salem, with the exception of Mr. Davenport and Judge Pressler, were granted 2,500 options each on October 17, 2001 to purchase shares of Salem’s Class A common stock. Mr. Davenport was granted 2,500 options on November 2, 2001 to purchase shares of Class A common stock. All of these options vest after one year.

Employment and Consulting Agreements.    Messrs. Atsinger and Epperson are employed as officers of Salem pursuant to Employment Agreements. Mr. Halvorson is employed by Salem as a consultant pursuant to a Consulting Agreement. For more information regarding the Employment Agreements, see “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements”; for more information regarding the Consulting Agreement, see “RELATED PARTY TRANSACTIONS—Agreement with Eric H. Halvorson.”

Executive Officers

Set forth below are the executive officers of the company, together with the positions currently held by those persons, as of March 22, 2002. The executive officers are elected annually and serve at the pleasure of the company’s board of directors; however, the company has entered into employment agreements with Messrs. Atsinger, Epperson and Evans, which agreements are described under “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements” below.

Name of Officer	Age	Position Held with the Company
Stuart W. Epperson	65	Chairman of the Board
Edward G. Atsinger III	62	President, Chief Executive Officer and Director
Joe D. Davis	57	Executive Vice President, Operations
David A.R. Evans	39	Senior Vice President and Chief Financial Officer
Russell Hauth	61	Senior Vice President, Administration & Public Affairs
George Toulas	50	Senior Vice President, Special Projects
Jonathan L. Block	35	Vice President, General Counsel and Secretary
Eileen E. Hill	38	Vice President, Finance and Accounting
Roger Kemp	44	Vice President, National Program Development & Ministries Relation
Robert C. Adair	50	Vice President, Operations
David C. Armstrong	56	Vice President, Operations and General Manager/KKLA-FM, KRLA-AM, KFSH-FM, KXMX-AM and KRLH-AM
Kenneth L. Gaines	63	Vice President, Operations
David A. Ruleman	55	Vice President, Operations and General Manager/WAVA-FM, WITH-AM and WABS-AM
Greg R. Anderson	55	President of Salem Radio Network®
James R. Cumbee	49	President of Non-Broadcast Media

Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (excluding Messrs. Atsinger and Epperson, the descriptions for whom can be found under “—Directors” above).

Mr. Davis has been Executive Vice President of Operations of Salem since October 2001. Prior to that time Mr. Davis was Senior Vice President of Salem since 2000, Vice President, Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He was also the General Manager of WWDJ-AM since 1994. He has previously served as Vice President and Executive Director of Christian Fund for the Disabled as well as President of Practice Resources, Inc., Davis Eaton Corporation and Vintage Specialty Advertising company.

Mr. Evans has been Senior Vice President and Chief Financial Officer of Salem since September 2000. From 1997 to 2000 Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, Business Development from 1992 to 1996. From 1990 to 1992 he served as Regional Financial Controller—Europe of Warner Bros. in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles and worked as a U.K. Chartered Accountant for Ernst & Young LLP in London.

Mr. Hauth has been Senior Vice President, Administration and Public Affairs of Salem since May 2001. From January 1998 to May 2001, Mr. Hauth was Vice President for Public Affairs of Salem. Prior to 1998,

Mr. Hauth was President of Hauth Associates, a consulting firm which has served Salem since 1985 in executive selection and business planning. Concurrently, Mr. Hauth has served as Executive Director of the National Religious Broadcasters’ Music License Committee since 1987.

Mr. Toulas has been Senior Vice President, Special Projects of Salem since August 2000. Mr. Toulas was Senior Vice President of the Saturn Division of Chancellor Media Corporation from 1997 to 2000. Prior to that time, Mr. Toulas spent 10 years with American Media, Inc., where he held management positions at WOCL-FM in Orlando, Florida, WUBE-FM in Cincinnati, Ohio and WLIF-FM in Baltimore, Maryland.

Mr. Block has been General Counsel of Salem since May 2000, Vice President since 1999 and Secretary since 1997. From 1995 to 2000 Mr. Block served as Associate General Counsel of Salem. Prior to 1995, Mr. Block was an associate at the law firm of Bothel, Long & McKisson in San Francisco, California.

Ms. Hill has been Vice President, Finance and Accounting of Salem since February 2000. From 1997 to 2000 she served as Vice President and Controller. She was Controller of Salem from 1996 to 1997. Ms. Hill joined Salem in 1994 as Accounting/Tax Manager. Prior to 1994, Ms. Hill was a Certified Public Accountant for the tax department of Ernst & Young LLP.

Mr. Kemp has been Vice President, National Program Development and Ministry Relations of Salem since August 1998. From 1991 to August 1998, Mr. Kemp was Senior Vice President at Insight for Living in Anaheim, California. From 1979 to 1991 Mr. Kemp was Creative Director for Ambassador Advertising Agency. Concurrently, Mr. Kemp has served on the board of directors of the National Religious Broadcasters in Manassas, Virginia since 1997.

Mr. Adair has been Vice President, Operations for Salem since August 2000. Prior to working for Salem, Mr. Adair was Senior Vice President at Renda Broadcasting for ten years. Prior to that time, Mr. Adair held sales and management positions in Oklahoma City with WKY Radio, KTOK Radio and the Oklahoma State University Sports Network.

Mr. Armstrong has been Vice President, Operations of Salem since 1996 and General Manager of KKLA-FM since 1994. He has also supervised the operations of KRLA-AM since 1998, KFSH-FM since 2000, KXMX-AM since 2000, and KRLH-AM since 2000. Mr. Armstrong has 28 years of radio broadcast experience and has been general manager of stations in Santa Ana and Orange, California.

Mr. Gaines has been Vice President, Operations of Salem since 1994. Prior to that time, he served as General Manager of KKLA-FM from 1992 to 1994 and General Manager of WYLL-FM from 1990 to 1992. Mr. Gaines has been involved in the management of radio stations since 1964. He served as Executive Vice President of Commonwealth Communications from 1988 to 1990, Vice President of Penn Communications from 1985 to 1988, Executive Vice President of Broadstreet Communications from 1974 to 1985 and Vice President and General Manager of Metromedia from 1964 to 1974.

Mr. Ruleman has been Vice President, Operations of Salem since 1999 and General Manager of WAVA-FM since 1992, WITH-AM since 1997 and WABS-AM since 2000. He was General Manager of KPRZ-AM from 1986 to 1992. From 1973 to 1986, Mr. Ruleman served as Vice President of Palomar Broadcasting Corporation, a group owner of radio stations in Southern California.

Mr. Anderson has been President of Salem Radio Network® since 1996. From 1993 to 1994, Mr. Anderson was the Vice President-General Manager of the network. Mr. Anderson was employed by Multimedia, Inc. from 1980 to 1993. After serving as general manager at Multimedia stations in Greenville, South Carolina, Shreveport, Louisiana and Milwaukee, Wisconsin, he was named Vice President, Operations, of the Multimedia radio division in 1987 and was subsequently appointed as Executive Vice President and group head of Multimedia’s radio division.

Mr. Cumbee has been the President of Non-Broadcast Media of Salem since January 2000. He was the President of Reach Satellite Network, Inc. in Nashville, Tennessee from 1996 through 1999. Salem purchased all of the shares of stock of Reach Satellite Network, Inc. in March 2000. From 1990 to 1996 he served as Vice President of Disney Vacation Development Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth all compensation paid by the company for 2001, 2000 and 1999 to the company’s Chief Executive Officer and the four highest paid executive officers of the company serving as of December 31, 2001 (the “Named Executive Officers”).

		Annual Compensation
Name and Principal Positions	Year	Salary	Bonus		Other Annual Compensation	All Other Compensation
Edward G. Atsinger III	2001	$513,750	$300,000	(1)	$—	$—
President, Chief Executive	2000	500,000	—		—	—
Officer and Director	1999	516,667	—		—	—

Stuart W. Epperson	2001	513,750	200,000	(2)	—	—
Chairman of the Board	2000	500,000	—		—	—
	1999	516,667	—		—	—

Joe D. Davis	2001	251,600	40,000		—	2,625	(3)
Executive Vice President, Radio	2000	226,345	40,000		—	2,550	(3)
	1999	184,486	35,000		—	2,500	(3)

Robert C. Adair(4)	2001	264,804	—		—	2,625	(3)
Senior Vice President, Operations	2000	88,268	—		—	—

David A.R. Evans(5)	2001	258,796	—		—	2,625	(3)
Senior Vice President and	2000	54,968	10,000		—	—
Chief Financial Officer

(1)	On July 1, 2001, Mr. Atsinger received a signing bonus of $300,000. See “—Employment Agreements” below for further information.
(2)	On July 1, 2001, Mr. Epperson received a signing bonus of $200,000. See “—Employment Agreements” below for further information.
(3)	Represents employer matching contributions to individuals’ 401(k) accounts.
(4)	Mr. Adair became an executive officer of the company in August 2000.
(5)	Mr. Evans became an executive officer of the company in September 2000.

Stock Option Grants

The following table sets forth information regarding grants of stock options under the 1999 Stock Incentive Plan by the company during 2001 to the Named Executive Officers.

	Initial Grants
	Number of Shares of Class A Common Stock Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH)	Expiration Date	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)
Edward G. Atsinger III	—	—	$—	—	$—	$—

Stuart W. Epperson	—	—	—	—	—	—

Joe D. Davis	800	0.3%	21.15	6/22/2006	(281)	4,076
	6,250	2.5%	22.42	12/14/2010	27,366	114,454
	6,250	2.5%	22.42	12/14/2011	35,741	139,912
	6,250	2.5%	22.42	12/14/2012	44,534	167,915
	6,250	2.5%	22.42	12/14/2013	53,767	198,719

Robert C. Adair	1,250	0.5%	13.50	1/25/2007	549	6,159
	1,250	0.5%	13.50	1/25/2008	1,420	8,462
	1,250	0.5%	13.50	1/25/2009	2,335	10,996
	1,250	0.5%	13.50	1/25/2010	3,296	13,783

David A.R. Evans	1,250	0.5%	13.50	1/25/2007	549	6,159
	1,250	0.5%	13.50	1/25/2008	1,420	8,462
	1,250	0.5%	13.50	1/25/2009	2,335	10,996
	1,250	0.5%	13.50	1/25/2010	3,296	13,783
	2,400	1.0%	21.15	6/22/2006	(844)	12,228
	10,000	4.0%	22.42	12/14/2010	43,786	183,126
	10,000	4.0%	22.42	12/14/2011	57,185	223,859
	10,000	4.0%	22.42	12/14/2012	71,254	268,664
	10,000	4.0%	22.42	12/14/2013	86,027	317,951

Employment Agreements

Edward G. Atsinger III and Stuart W. Epperson entered into separate employment agreements with Salem effective as of July 1, 2001, pursuant to which Mr. Atsinger serves as President and Chief Executive Officer of Salem and Mr. Epperson serves as Chairman of Salem. The initial employment term under each agreement expires June 30, 2004. Pursuant to the employment agreements, each of Messrs. Atsinger and Epperson will be paid an annual base salary and an annual bonus determined at the discretion of the board of directors. In addition, on July 1, 2001, Messrs. Atsinger and Epperson received signing bonuses of $300,000 and $200,000, respectively, pursuant to their respective employment agreements. Each executive is required to repay a pro rata portion of the signing bonus if his employment is terminated at any time during the initial three-year term of his employment agreement. Effective as of July 1, 2001, the annual base salary payable to each of Messrs. Atsinger and Epperson was $530,000. Effective as of January 1, 2002, the annual base salary payable increased to $700,000 for Mr. Atsinger and $600,000 for Mr. Epperson. The employment agreements each provide that, in the event of a termination of employment by Salem without cause (or a constructive termination by Salem) during the initial term of employment, Salem will pay a severance benefit in the form of salary continuation payments for the longer of six months or the remainder of the initial term, plus accrued bonus through the date of termination. Following the initial term of employment, a termination of employment by Salem without cause (or a constructive termination by Salem) or a failure by Salem to renew the initial or any subsequent term of employment for an additional annual term would entitle Messrs. Atsinger and Epperson to three months of severance plus accrued bonus through the date of termination.

Additionally, the employment agreements with Messrs. Atsinger and Epperson provide Salem with a right of first refusal on corporate opportunities, which includes acquisitions of radio stations in any market in which

Salem is interested, and includes a noncompete provision for a period of two years from the cessation of employment with Salem and a nondisclosure provision which is effective for the term of the employment agreements and indefinitely thereafter.

David A.R. Evans entered into an employment agreement with Salem pursuant to which he serves as Senior Vice President and Chief Financial Officer of Salem. Effective as of September 15, 2000, his annual salary was $250,000. Effective as of September 15, 2001 his annual salary increased to $270,000. Effective as of September 15, 2002 his annual salary will increase to $290,000. His employment agreement expires on September 15, 2003.

401(k) Plan

The company adopted a 401(k) savings plan in 1993 for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of the company and its subsidiaries. Participants are allowed to make nonforfeitable contributions to the savings plan of up to 15% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The company currently matches 25% of the amounts contributed by each participant but does not match participants’ contributions in excess of 6% of their compensation per pay-period. The company made a contribution of $397,000 to the 401(k) savings plan during 2001.

Compensation Committee Interlocks and Insider Participation

The company’s Compensation Committee consists of Messrs. Hinz (Chairman), Davenport and Riddle. No member is, or formerly was, an officer or employee of the company or any of its subsidiaries and neither had any relationship with the company requiring disclosure herein under applicable rules. In addition, to the company’s knowledge, no executive officer or director of Salem has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

Audit Committee Report

The Audit Committee reviews the company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the financial reporting process. The company’s independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the audited December 31, 2001 financial statements. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent auditors required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence from the company and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to the company is compatible with the auditor’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the company’s Annual Report on form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

AU	DIT COMMITTEE
Ric	hard A. Riddle (Chairman)
Eri	c H. Halvorson
Do	nald P. Hodel

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The company’s compensation program is administered by the Compensation Committee of the board of directors, which is comprised of three outside, non-employee directors. Following review and approval by the Compensation Committee, issues pertaining to compensation benefits and severance arrangements for the company’s key executives are submitted to the full board of directors for approval.

The following is the Compensation Committee report addressing the compensation of the company’s key executive officers for the fiscal year 2001.

Report of the Compensation Committee

The primary function of the Compensation Committee is to oversee Salem’s policies relating to executive compensation. The Compensation Committee’s primary objectives are to attract and retain qualified individuals by providing competitive compensation and to encourage key management employees to conduct the affairs of the company in a manner that will directly benefit the company and its stockholders.

The Compensation Committee’s policy is to establish fair and competitive base salaries for the company’s key executives. In fulfilling this role, the Compensation Committee compares the salaries of Salem’s executives with those with similar responsibilities at companies that are considered to be comparable in term of assets, market capitalization, revenue and operating cash flow. The Compensation Committee also analyzes the impact of a key executive’s individual performance with respect to matters important to the interests of Salem and believes that outstanding performance merits increases in base salary, bonus consideration and stock-based incentives. The Compensation Committee believes that a direct relationship between an executive’s compensation and that executive’s contribution to the company’s interests best serves the company’s stockholders.

Accordingly, the following principles are inherent in all of the Compensation Committee’s considerations regarding compensation for key executives:

1.
In order to attract and retain highly qualified and experienced personnel necessary to fulfill the objectives of the company, Salem must offer competitive compensation, including a competitive base salary, cash bonus incentives and stock-based incentives;

2.
Cash compensation in excess of the employee’s base salary should be tied to the individual’s performance, the performance of the business unit for which the employee is responsible and the overall performance of the company; and

3.	The financial interest of the key executives of the company should be closely aligned with the financial interests of the company’s stockholders.

In 2001, the three primary forms of compensation paid or awarded to Salem’s key management personnel were salary, cash bonuses and stock options. The base salaries for the Chairman and Chief Executive Officer in 2001 were provided for in their respective employment agreements with Salem. The Chairman’s base salary for 2001 was $513,750. The Chief Executive Officer’s base salary in 2001 was $513,750. Salary for all other key executives is reviewed periodically and adjusted as warranted in accordance with the company’s principles regarding executive compensation outlined above.

In 2001, the Compensation Committee renewed the employment agreements with the Chairman and Chief Executive Officer following the principles set above. Effective January 1, 2002, the annual compensation of the Chairman is $600,000 and the annual compensation of the Chief Executive Officer is $700,000. In addition, the Chairman and Chief Executive Officer were paid signing bonuses of $200,000 and $300,000, respectively, upon the signing of their employment agreements. The signing bonuses are repayable to the company on a pro rata basis should the Chairman or Chief Executive Officer terminate their employment prior to July 2004.

All additional cash compensation paid to key management employees in 2001 was tied to the performance of the individual, the business unit for which they were responsible and the company. The employment agreements for the Chairman and Chief Executive Officer each provide for additional cash bonuses that may be paid to such executive officers at the sole discretion of the board of directors. Additionally, the Chief Executive Officer was guaranteed a bonus upon the company achieving after tax cash flow of $1.01 per share in 2001.

The Compensation Committee believes that ownership of the company’s stock by key management more closely aligns the interest of key management to that of stockholders. In 2001, with the hiring of key employees of the company and to further incentivize key employees, stock options were granted.

The stock options granted to the executives and other key employees in 2001 generally vest over 4 years and have an exercise price at an amount equal to or exceeding the fair market price of Salem’s stock at the time of the grant. This approach is designed to increase stockholder value over a long term, since the full benefit of the compensation package cannot be realized unless the stock price appreciation occurs over a number of years.

The Internal Revenue Code (“Code”) contains a provision that limits the tax deductibility of certain compensation paid to certain executive officers and disallows the deductibility of certain compensation in excess of $1,000,000 per year unless the compensation is considered “performance-based” pursuant to the rules established in the Code. Salem’s policies and practices generally ensure the maximum deduction possible under the Code; however, the company reserves the right to forego any and all of the tax deduction if it is believed to be in the best overall interest of Salem and its stockholders.

COMPENSATION COMMITTEE
Roland S. Hinz (Chairman)
David Davenport
Richard A. Riddle

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of the company’s Class A common stock with the cumulative total return of the NASDAQ—NMS equity index and the Paul Kagan Associates, Inc. Radio Station Average index since July 1, 1999, when the company’s Class A common stock was first registered under the Exchange Act, through December 31, 2001. The company’s Class B common stock is not publicly traded and is not registered. The graph assumes that the value of an investment in the company’s Class A common stock and each index was $100 on July 1, 1999 and that any dividends were reinvested. No cash dividends have been declared on the company’s Class A common stock since the initial public offering. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(1)
Salem’s Class A common stock returns were calculated based on the closing sales prices per share of the Class A common stock as follows: 7/1/99 (initial trading day), $25.5000; 12/31/99, $22.6250; 6/30/00, $9.2812; 12/31/00, $14.9375; 6/30/01, $21.8800; 12/31/01, $23.0000. The $22.5000 per share initial public offering price of the company’s Class A common stock was not used in calculating the Salem graph points.

The stock price performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the company’s Class A and Class B common stock as of March 22, 2002 by (i) each person believed by the company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock, (ii) each director, (iii) each of the Named Executive Officers and (iv) all directors and executive officers as a group.

	Class A Common Stock			Class B Common Stock			Percent of Votes of All Classes of Common Stock(2)
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)
Stuart W. Epperson	4,317,029	(3)	24.11%	2,776,848	(4)	50.00%	43.69%
Nancy A. Epperson	4,317,029	(3)	24.11%	2,776,848	(4)	50.00%	43.69%
Edward G. Atsinger III	4,545,530	(5)	25.38%	2,776,848	(5)	50.00%	44.00%
Eric H. Halvorson	11,500	(6)	*	—		*	*
Roland S. Hinz	147,971	(7)	*	—		*	*
Donald P. Hodel	4,000	(8)	*	—		*	*
Richard A. Riddle	59,667	(9)	*	—		*	*
David Davenport	—		*	—		*	*
Paul Pressler	—		*	—		*	*
Joe D. Davis	8,300	(10)	*	—		*	*
David A.R. Evans	12,950	(11)	*	—		*	*
Robert C. Adair	5,000	(12)	*	—		*	*
Liberty Wanger Asset Management, L.P.	1,809,000	(13)	10.10%	—		*	2.46%
227 West Monroe St., Suite 3000
Chicago, IL 60602
All directors and executive officers as a group (21 persons)	9,169,634		51.21%	5,553,696		100.00%	88.10%

*	Less than 1%.

(1)
Except as otherwise indicated, the address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of March 22, 2002 are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2)
Percentage voting power is based upon 17,907,317 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of March 22, 2002, and the general voting power of one vote for each share of Class A common stock and ten votes for each share of Class B common stock. For information regarding voting power, see the section in this Proxy Statement entitled “INFORMATION REGARDING VOTING AT THE ANNUAL MEETING—Record Date and Voting.”

(3)
Includes shares of Class A common stock held by a trust of which Mr. Epperson is trustee and shares held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table.

(4)	Includes shares of Class B common stock held directly by Mr. Epperson and shares held directly by Mrs. Epperson.
(5)	These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee.
(6)	These shares of Class A common stock are held by trusts for which Mr. Halvorson and his wife are trustees. Includes 9,000 shares of Class A common stock subject to options.

(7)
Includes 44,444 shares of Class A common stock held by a trust for which Mr. Hinz and his wife are trustees, 1,411 shares held by his wife and 444 shares held by his son. Mr. Hinz disclaims beneficial ownership of the shares of Class A common stock held by his wife and his son. Includes 6,000 shares of Class A common stock subject to options.

(8)	Includes 4,000 shares of Class A common stock subject to options.
(9)	Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee. Includes 6,000 shares of Class A common stock subject to options.
(10)	Includes 7,300 shares of Class A common stock subject to options.
(11)	Includes 9,900 shares of Class A common stock subject to options.
(12)	Includes 5,000 shares of Class A common stock subject to options.
(13)
This information is based on a Schedule 13G filed by Liberty Wanger Asset Management, L.P. (and certain affiliates hereafter described) with the Securities and Exchange Commission on February 13, 2002. Liberty Wanger Asset Management, L.P. reported that as of such date it was the beneficial owner of 1,809,000 shares of our issued and outstanding Class A common stock which were acquired on behalf of Liberty Wanger Asset Management, L.P.’s discretionary clients, including Liberty Acorn Trust. Of the 1,809,000 shares, Liberty Acorn Trust was the beneficial owner of 1,183,100 shares. WAM Acquisition GP, Inc. is the general partner of Liberty Wanger Asset Management, L.P. and also the beneficial owner of all 1,809,000 shares.

RELATED PARTY TRANSACTIONS

Leases With Principal Stockholders

As of March 2002, the company leases the studios and tower and antenna sites described in the table below from Messrs. Atsinger and Epperson or trusts and partnerships created for the benefit of Messrs. Atsinger and Epperson and their families. All such leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, the company believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	Facilities Leased	Current Annual Rental	Expiration Date(1)
Leases with both Messrs. Atsinger and Epperson:
Chicago, IL	WZFS-FM	Antenna/Tower	$132,000	2009
San Francisco, CA	KFAX-AM	Antenna/Tower	152,700	2003
Philadelphia, PA	WFIL-AM/WZZD-AM	Antenna/Tower/Studios	121,385	2004
Houston-Galveston, TX	KKHT-AM/KTEK-AM	Antenna/Tower	34,850	2005
		Antenna/Tower	18,190	2008
Seattle-Tacoma, WA	KGNW-AM/KLFE-AM	Antenna/Tower	39,460	2007
		Antenna/Tower	28,678	2004
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM	Antenna/Tower/Studios	143,294	2006
Pittsburgh, PA	WORD-FM	Antenna/Tower	29,400	2003
Denver-Boulder, CO	KRKS-AM/KNUS-AM	Antenna/Tower	61,971	2009
		Antenna/Tower	20,368	2006
Portland, OR	KPDQ-AM/FM	Office/Studios	64,644	2007
		Antenna/Tower	15,128	2007
Cincinnati, OH	WTSJ-AM	Antenna/Tower	13,180	2008
Sacramento, CA	KFIA-AM	Antenna/Tower	89,352	2006
San Antonio, TX	KSLR-AM	Antenna/Tower	34,730	2007
		Antenna/Tower	9,296	2009
Phoenix, AZ	KPXQ-AM	Antenna/Tower	36,000	2009

			$1,044,626

Market	Station Call Letters	Facilities Leased	Current Annual Rental	Expiration Date(1)
Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM	Antenna/Tower	$51,015	2002

			$1,095,641

(1)	The expiration date reported for certain facilities represents the expiration date assuming exercise of lease term extensions at Salem’s option.

Rental expense paid by the company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2001 amounted to approximately $1.2 million. Rental expense paid by the company to Mr. Atsinger or trusts created for the benefit of his family for 2001 amounted to approximately $50,000.

Loan to Edward G. Atsinger III

On December 31, 2000, the company loaned Edward G. Atsinger III $450,000. Such loan is repayable on demand and will accrue interest at the rate of 8% per annum on the unpaid principal. On July 1, 2001, Mr. Atsinger applied his signing bonus of $300,000, against this loan. As of December 31, 2001, the unpaid principal of the loan was $136,000. If Mr. Atsinger’s employment with the company is terminated during the initial three-year term of his employment agreement, he will be required to repay the unearned portion of his signing bonus to the company. For additional information regarding his employment agreement, see “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements.”

Radio Stations Owned by the Eppersons

Nancy Epperson, the wife of the Chairman of the Board, Stuart W. Epperson, has personally acquired four radio stations in the Norfolk-Virginia Beach-Newport News, Virginia market. Additionally, Mr. Epperson has personally acquired certain radio stations in the Greensboro-Winston-Salem, North Carolina market. These Virginia and North Carolina markets are not currently served by stations owned and operated by the company. Acquisitions in such markets are not part of the company’s current business and acquisition strategies. Under his employment agreement, Mr. Epperson is required to offer the company a right of first refusal on opportunities related to the company’s business.

KEZY-AM

In December 2001, the company sold the assets of radio station KEZY-AM, San Bernardino, California, for $4.0 million to a company owned by Roland S. Hinz, one of Salem’s directors. The company obtained a professional opinion from a qualified radio broker that the purchase price was commercially reasonable and fair to both parties.

Professional Services

Salem provides professional and consulting services to, and receives cash consideration from, Salem Broadcasting Company (“SBC”) for these services. SBC is owned directly by Messrs. Epperson and Atsinger. In 2001, the company billed SBC approximately $170,000.

Land Exchange

On December 18, 2001, the company exchanged land and a building located in Phoenix, Arizona with SBC for land and a building located in Cleveland, Ohio. Salem provides professional and consulting services to, and receives cash consideration from, SBC for these services. SBC is owned directly by Messrs. Epperson and Atsinger. Appraisals were prepared for both properties by an independent appraisal firm to ensure that the values of the properties were comparable.

Transportation Services Supplied by Atsinger Aviation

From time to time, Salem rents an airplane and a helicopter from Atsinger Aviation LLC, which is owned by Edward G. Atsinger III. As approved by the independent members of Salem’s board of directors, Salem rents these aircraft on an hourly basis at below-market rates and uses them for general corporate needs. In 2001, the company paid $259,000 to Atsinger Aviation for airplane and helicopter rental.

Employment Agreements with Messrs. Atsinger and Epperson

Messrs. Atsinger and Epperson are employed as officers of Salem pursuant to employment agreements. For more information regarding the employment agreements, see “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements.”

Agreement with Eric H. Halvorson

Eric H. Halvorson entered into a consulting agreement on July 1, 2001 with Salem whereby he provides legal and other consulting services to Salem and is compensated on an hourly basis. The agreement has no expiration date but can be terminated by either party upon two weeks prior written notice. In 2001, the company paid Mr. Halvorson approximately $50,000 for such services.

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the company will be asked to vote on the election of eight directors. Two nominees are nominated as “Independent Directors” and shall be elected by the holders of Class A common stock as a class, exclusive of all of the Class B stockholders. Donald P. Hodel and David Davenport have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, and listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to one-year terms and will serve until the annual meeting of stockholders to be held in the year 2003 and until their successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the company’s board of directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Davenport, Halvorson, Hinz, Hodel, Pressler and Riddle; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz, Pressler and Riddle. For a description of the nominees’ principal occupation and business experience during the last five years and present directorships, please see “DIRECTORS AND EXECUTIVE OFFICERS—Directors,” above.

The company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

THE COMPANY’S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP (“E&Y”) has been the independent certified public accounting firm for the company since 1991, and has been selected by the company to continue to serve as the accountants for the company for 2002. Representatives of E&Y are expected to attend the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of the company’s financial statements for the year ended December 31, 2001 and the interim reviews of the financial statements included in the company’s Forms 10-Q for 2001 were approximately $203,000.

Financial Information Systems Design and Implementation Fees

E&Y did not bill the company for any Financial Information Systems Design and Implementation services for fiscal year 2001.

All Other Fees

Audit Related Fees.    E&Y billed the company approximately $243,000 for audit related fees primarily consisting of professional services rendered in conjunction with the company’s Offering Memorandum and related registration statement on Form S-4 filed with the Securities and Exchange Commission during fiscal year 2001 in connection with the issuance of $150 million principal amount of 9% senior subordinated notes due 2011.

Other.    E&Y billed the company approximately $67,000 for various tax consulting projects during fiscal year 2001.

The Audit Committee considered the provision by E&Y of the services described under “All Other Fees,” above, and determined that the provision of such services was compatible with maintaining the independence of E&Y as the company’s accountants.

STOCKHOLDERS’ PROPOSALS FOR 2003 PROXY STATEMENT

Any stockholder of the company wishing to have a proposal considered for inclusion in the company’s proxy solicitation materials relating to the company’s 2003 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Corporate Secretary of the company at its principal executive offices and such notice must be received on or before December 31, 2002. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the Securities and Exchange Commission. The board of directors will review proposals from eligible stockholders which it receives by December 31, 2002 and will determine whether any such proposal will be included in its 2003 proxy solicitation materials.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the board of directors of the company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

Pursuant to the Bylaws of Salem, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Corporate Secretary. To be timely, a stockholder’s written notice must be delivered to the Corporate Secretary at the company’s principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Corporate Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder’s notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the company’s Bylaws (a copy of which is available upon request to the Corporate Secretary of the company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the company’s books, of the stockholder making such proposal, the number of shares of Class A and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the company and persons who beneficially own more than 10% of the common stock of the company are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company.

Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2001 and/or written representations from such reporting persons, the company believes that its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

ANNUAL REPORT ON FORM 10-K

The company’s Annual Report to Stockholders for the year ended December 31, 2001, including audited financial statements, is being mailed to stockholders along with these proxy materials. The company’s Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission (without exhibits) is available to stockholders without charge upon written request to the company. Exhibits to the Annual Report on Form 10-K may be obtained from the company upon payment of the company’s reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Jonathan L. Block, Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

By	order of the board of directors

JO	NATHAN L. BLOCK
Corporate Secretary

Camarillo, California
May 1, 2002

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Jonathan L. Block of Salem at (805) 987-0400.

APPENDIX A

SALEM COMMUNICATIONS CORPORATION AUDIT COMMITTEE CHARTER

1.  Organization

1.1.  This charter governs the operations of the audit committee (“Committee”).

1.2.  The Committee shall be appointed by the board of directors and shall comprise at least three directors.

1.2.1.  Each member shall be independent of management and the Company and shall be financially literate.

1.2.2.  For purposes hereof, “independent” shall mean a director who meets the National Association of Securities Dealers, Inc. (“NASD”) definition of independence.

1.2.3.  Committee members shall be deemed to be financially literate if they meet the then current requirements for financial literacy approved or set forth in the NASD rules.

1.2.4.  At least one member shall have accounting or related financial management expertise, both as provided in the NASD rules.

1.3.  Notwithstanding Sections 1.2.1. and 1.2.2. above, one director who is not “independent” as defined in the NASD rules, and who is not a current employee of the Company or an immediate family member of a current employee, may be appointed to the Committee, if the board, under exceptional and limited circumstances, determines that membership on the Committee by such director is required by the best interests of the Company and its stockholders.

1.4.  The Committee shall review and reassess this charter at least annually, and once it has been approved by the board of directors, the Committee shall obtain the board’s approval of any revisions.

2.  Statement of Responsibilities and Authority

2.1.  The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board.

2.2.  The Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board.

2.3.  The Committee shall maintain free and open communication between the Committee, the independent auditors and the management of the Company.

3.  Principles and Processes

3.1.  Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements.

3.2.  The Committee is not responsible for the preparation of financial statements or for the performance of audits and its members are not auditors of the Company’s financial statements.

3.3.  The Committee will undertake actions appropriate to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

3.4.  The following shall be the principal recurring principles and processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may expand, limit or revise them as appropriate, in order to best react to changing conditions and circumstances.

3.4.1.  The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company’s stockholders.

3.4.2.  The Committee shall have the ultimate authority and responsibility to evaluate the independent auditors. Annually, the Committee shall review and recommend to the board the selection of the Company’s independent auditors.

3.4.3.  The Committee shall periodically review the written statement from the outside auditors of the Company concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the outside auditors and, based upon such statement and any other information which has come to the attention of the Committee, assess the independence of the outside auditors as required under Independence Standards Board Standard No. 1.

3.4.4.  The Committee shall establish policies and procedures for the engagement of the independent auditors to provide non-audit services, and consider whether the outside auditors’ performance of such non-audit services is compatible with the auditors’ independence.

3.4.5.  The Committee shall review and discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

3.4.6.  The Committee shall discuss with management and the outside auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and manage business risk, and further including an assessment of the quality of the Company’s financial statements and accounting principles.

3.4.7.  The Committee shall meet with the independent auditors, with and without management present, to discuss the results of their audits.

3.4.8.  The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

3.4.9.  The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and completeness of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

3.4.10.  The Committee shall review and discuss with management and the outside auditors:

(a)  any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and

(b)  any transactions or courses of dealings with related parties, which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

3.4.11.  The Committee shall review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports.

3.4.12.  The Committee shall review material, pending legal proceedings involving the Company and other contingent liabilities.

4.  Meetings

4.1.  The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically.

4.2.  The Committee shall meet in executive session with the independent auditors at least annually.

4.3.  The Committee shall report to the full board of directors with respect to its meetings.

4.4.  A majority of the members of the Committee shall constitute a quorum.

5.  Outside Advisors

The Committee shall have the authority to retain such outside legal counsel, experts and other advisors as it determines appropriate to assist it in the full performance of its responsibilities.

6.  Investigations

The Committee shall have the authority to conduct or authorize investigations into any matter within its scope of responsibility with full access to all books, records, facilities and personnel of the Company and shall have the authority to retain outside advisors to assist it in the conduct of any such investigation.

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2002

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A Common Stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California 91361, on Wednesday, June 12, 2002, at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, May 1, 2002. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A Common Stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.

Address Change:	SALEM COMMUNICATIONS CORPORATION

P.O. BOX 11213

NEW YORK, N.Y. 10203-0213

(Continued, and to be signed and dated on the reverse side.)

DETACH PROXY CARD HERE

☐	Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes MUST be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS recommends a vote “FOR”

1. To elect eight (8) members to the Board of Directors of Salem:	FOR all nominees listed below for whom stockholder is entitled to vote.†	☐	WITHHOLD AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote.†	☐	*EXCEPTIONS	☐

Nominees:	Stuart W. Epperson Roland S. Hinz	Edward G. Atsinger III Donald P. Hodel†	David Davenport† Paul Pressler	Eric H. Halvorson Richard A. Riddle	I plan to attend the Annual Meeting.	☐

† Messrs. Davenport and Hodel are nominated as independent directors; only holders of Class A Common Stock are entitled to vote on the election of the two independent directors.	To change your address, please mark this box and insert your new address in the space provided on the reverse side of this card.	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
*Exceptions	To include any comments, please mark this box.	☐

2. At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

S C A N L I N E

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.

Date	Share Owner sign here
Co-Owner sign here

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2002

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B Common Stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California 91361, on Wednesday, June 12, 2002, at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, May 1, 2002. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B Common Stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.

Address Change:	SALEM COMMUNICATIONS CORPORATION

P.O. BOX 11213

NEW YORK, N.Y. 10203-0213

(Continued, and to be signed and dated on the reverse side.)

DETACH PROXY CARD HERE

☐	Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes MUST be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS recommends a vote “FOR”

1. To elect eight (8) members to the Board of Directors of Salem:	FOR all nominees listed below for whom stockholder is entitled to vote.†	☐	WITHHOLD AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote.†	☐	*EXCEPTIONS	☐

Nominees:	Stuart W. Epperson Roland S. Hinz	Edward G. Atsinger III Paul Pressler	Eric H. Halvorson Richard A. Riddle

	I plan to attend the Annual Meeting.	☐

† The holders of Salem’s Class A Common Stock are entitled to vote on the election of two additional nominees as independent directors, David Davenport and Donald P. Hodel.	To change your address, please mark this box and insert your new address in the space provided on the reverse side of this card.	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions	To include any comments, please mark this box.	☐

2. At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

S C A N L I N E

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.

Date	Share Owner sign here
Co-Owner sign here